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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                               __________________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported): March 13, 1997
                                                  ------------------------------


                             GETTY PETROLEUM CORP.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



   Delaware                       1-8059                         11-2232705
--------------------------------------------------------------------------------
  (State of                     (Commission                     (IRS Employer
 Organization)                  File Number)                 Identification No.)



125 Jericho Turnpike, Jericho, New York                                 11753
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



Registrant's Telephone Number, including area code: (516) 338-6000
                                                    ----------------------------


                                Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)





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Item 5.  Other Events

         On March 13, 1997, Getty Petroleum Corp. (the "Company") announced that it had set a record date of March 21, 1997 for the spinoff of the Company's petroleum marketing assets and business to its stockholders. The Company also announced that it had revised its estimate of future environmental remediation costs and that in connection therewith it had recorded a $21.2 million pretax charge in the fiscal fourth quarter ended January 31, 1997. On March 20, 1997, the Company announced the declaration of a cash dividend of $.03 per share of common stock, payable on April 22, 1997 to holders of record on April 9, 1997, and also announced financial results for the fiscal fourth quarter and year ended January 31, 1997, including separate summary financial information for the Realty and Marketing businesses. Additional information is included in the press releases issued by the Company on March 13, 1997 and March 20, 1997, which press releases are filed as exhibits hereto and incorporated by reference herein.


Item 7.  Exhibits


Exhibit No.                                        Description
-----------                                        -----------


    99.1                  Press Release dated March 13, 1997 of Getty Petroleum
                          Corp.

    99.2                  Press Release dated March 20, 1997 of Getty Petroleum
                          Corp.





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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           GETTY PETROLEUM CORP.



Date:  March 21, 1997                      By:  /s/ John J. Fitteron
                                              ----------------------------------
                                                John J. Fitteron
                                                Senior Vice President, Treasurer
                                                and Chief Financial Officer





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                                 EXHIBIT INDEX



Exhibit                                                                                      Sequentially
  No.            Description                                                                 Numbered Page
-------          -----------                                                                 -------------

99.1             Press Release dated March 13, 1997 of Getty Petroleum Corp.                        5

99.2             Press Release dated March 20, 1997 of Getty Petroleum Corp.                        6






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